Exhibit 99.2

OWENS CORNING MAKES TRANSFORMATIVE MOVES TO STRENGTHEN POSITION IN BUILDING AND CONSTRUCTION MATERIALS February 9, 2024 Brian Chambers | Chair & Chief Executive Officer Todd Fister | Chief Financial Officer

FORWARD-LOOKING STATEMENTS

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements present our current forecasts and estimates of future events. These statements do not strictly relate to historical or current results and can be identified by words such as "anticipate," "appear," "assume," "believe," "estimate," "expect," "forecast," "intend," "likely," "may," "plan," "project," "seek," "should," "strategy," "will" and other terms of similar meaning or import in connection with any discussion of future operating, financial or other performance. These forward-looking statements are subject to risks, uncertainties and other factors and actual results may differ materially from any results projected in the statements. These risks, uncertainties and other factors include, without limitation: statements regarding the expected timing and structure of the proposed transaction; the ability of the parties to complete the proposed transaction; the expected benefits of the proposed transaction, such as improved operations, enhanced revenues and cash flow, synergies, growth potential, market profile, business plans, expanded portfolio and financial strength; the competitive ability and position of Owens Corning following completion of the proposed transaction; legal, economic and regulatory conditions; and any assumptions underlying any of the foregoing; levels of residential and commercial or industrial construction activity; demand for our products; industry and economic conditions including, but not limited to, supply chain disruptions, recessionary conditions, inflationary pressures, interest rate and financial market volatility and the viability of banks and other financial institutions; availability and cost of energy and raw materials; levels of global industrial production; competitive and pricing factors; relationships with key customers and customer concentration in certain areas; issues related to acquisitions, divestitures and joint ventures or expansions; climate change, weather conditions and storm activity; legislation and related regulations or interpretations, in the United States or elsewhere; domestic and international economic and political conditions, policies or other governmental actions, as well as war and civil disturbance; changes to tariff, trade or investment policies or laws; uninsured losses, including those from natural disasters, catastrophes, pandemics, theft or sabotage; environmental, product-related or other legal and regulatory liabilities, proceedings or actions; research and development activities and intellectual property protection; issues involving implementation and protection of information technology systems; foreign exchange and commodity price fluctuations; our level of indebtedness; our liquidity and the availability and cost of credit; our ability to achieve expected synergies, cost reductions and/or productivity improvements; the level of fixed costs required to run our business; levels of goodwill or other indefinite-lived intangible assets; price volatility in certain wind energy markets in the U.S.; loss of key employees and labor disputes or shortages; defined benefit plan funding obligations; and factors detailed from time to time in Owens Corning's SEC filings.

All forward-looking statements in this communication should be considered in the context of the risks and other factors described above and in the specific factors discussed under the heading "Risk Factors" in our most recent Annual Report on Form 10-K filed with the SEC, in each case as these risk factors are amended or supplemented by subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Any forward-looking statements speak only as of the date the statement is made and we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by federal securities laws. It is not possible to identify all of the risks, uncertainties and other factors that may affect future results. In light of these risks and uncertainties, the forward-looking events and circumstances discussed herein may not occur and actual results may differ materially from those anticipated or implied in the forward-looking statements. Accordingly, readers are cautioned not to place undue reliance on the forward-looking statements.

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3 AGENDA TRANSACTION HIGHLIGHTS Brian Chambers PROGRESS ON ENTERPRISE STRATEGY Brian Chambers MASONITE OVERVIEW Brian Chambers STRATEGIC RATIONALE Brian Chambers and Todd Fister TRANSACTION DETAILS Todd Fister GLASS REINFORCEMENTS STRATEGIC REVIEW Brian Chambers QUESTIONS AND DISCUSSION Brian Chambers and Todd Fister Owens Corning enters into definitive agreement to acquire Masonite and initiates review of strategic alternatives for glass reinforcements business

STRENGTHENING POSITION IN BUILDING AND CONSTRUCTION

TRANSACTION DETAILS

Owens Corning to acquire Masonite for $133.00 per share or ~$4b in cash

Implies ~8.6x 2023E adjusted EBITDA[1], or ~6.8x including cost synergies of ~$125mm

Pro forma[2] revenue of $12.6b and adjusted EBITDA of $2.9b with 23% adjusted EBITDA margins

Transaction expected to close mid-2024

Transaction funded with cash and new debt financing

STRATEGIC RATIONALE



Owens Corning
+

1. Expands Owens Corning's leadership position in branded residential building products
2. Creates scalable new growth platform leveraging combined commercial, operational, and innovation capabilities
3. Enhances Owens Corning's attractive financial profile

1. Based on Wall Street consensus plus pro forma for ~$35mm of adjusted EBITDA contribution from Fleetwood acquisition per Masonite public guidance
2. Based on 2023 Wall Street consensus estimates plus pro forma Fleetwood contribution of $150mm revenue and $35mm adjusted EBITDA; includes $125mm run-rate synergies and excludes costs to achieve

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Strengthen position in core products and markets Expand into new product adjacencies that leverage our material science, market, and manufacturing expertise Develop more multi - material and prefabricated construction solutions ENTERPRISE STRATEGY FOR GROWTH ENTERPRISE STRATEGY “THE OC ADVANTAGE” KEY SECULAR TRENDS RESULTING IN… Long - term growth Higher, consistent operating margins Lower capital intensity 5 Time Horizon Multi - material & Prefabricated Solutions Core Products & Markets Expanding Addressable Market $200 B $40B New Product Adjacencies EXPANDING TAM High Performing Teams Material Science Innovation Brand Leadership Manufacturing Excellence Commercial Strength Sustainability Focus 1 2 3 Premium on living space Demand for sustainable solutions Changing construction practices

TRANSFORMATIVE PROGRESS ON ENTERPRISE STRATEGY

2022

Q4 2021 INVESTOR DAY
Owens Corning establishes strategy and 2024 financial targets



WEARDECK ACQUISITION
Continues pivot of Composites business to high-value material solutions



DUCS STRATEGIC REVIEW
Leads to sale of European assets

NATURAL POLYMERS ACQUISITION
Diversifies insulation portfolio and solidifies commitment to sustainable solutions

2023

FIBERTEQ JV ACQUISITION
Expands capacity of high-quality wet-formed fiberglass mat for roofing applications

ONGOING BUSINESS OPTIMIZATION
Refines focus on key products and progresses network optimization through exit of non-core business and closure of high-cost facilities

MAJOR ORGANIC GROWTH INVESTMENTS
Investing in additional shingle line in Medina, new non-wovens plant and new XPS plant

2024

MASONITE ACQUISITION
Leadership expansion in residential building products



GLASS REINFORCEMENTS UNDER STRATEGIC REVIEW

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Note: Business mix statistics based on 2023 June YTD net sales; By end market and by geography excludes architectural segment ; s ourced from 2023 Masonite Investor Day materials 1. 2023 based on Wall Street consensus estimates plus pro forma Fleetwood contribution of $150mm revenue and $35mm adjusted E BIT DA REVENUE ($mm) A MARKET LEADER IN NORTH AMERICAN RESIDENTIAL DOORS 7 Residential Interior Doors Residential Exterior Doors Components and Door Systems 2,177 2,257 2,597 2,892 2,982 2019 2020 2021 2022 2023 ADJUSTED EBITDA ($mm) 283 364 413 446 454 2019 2020 2021 2022 2023 BY END MARKET Residential R&R ~ 55% New Construction ~ 45% BY GEOGRAPHY U.S ~ 80% U.K. ~ 10% Canada ~ 10% BY SEGMENT Europe ~ 10% N.A. Residential ~ 80% Architectural ~ 10% 1 1

Builders Contractors Distributors Home Centers Homeowners 8 HIGHLY VALUED PRODUCTS AND BRANDS STRONG CHANNEL REACH EXPANDS BRANDED RESIDENTIAL BUILDING MATERIALS 1

2 CREATES SCALABLE NEW GROWTH PLATFORM

MASONITE

$3b[1]



- A market leader in North American doors and door systems
- Vertically integrated across components, panels, and systems

Total addressable market of ~$27b[2]

OWENS CORNING

$10b[1]



- A leader in North American building materials
- One of the strongest brands with homeowners, retail, and contractors

Total addressable market of ~$50b[3]

A MARKET LEADER
IN RESIDENTIAL BUILDING MATERIALS

$13b[1]



- Best in-class brands, shared customer and channel knowledge, manufacturing excellence, and innovation
- Platform to enter new attractive product adjacencies

Total addressable market of ~$75b[2,3]

RESULTING IN...

Top-line growth	~20% adjusted EBITDA margin for Masonite	Opportunities in product adjacencies

1. 2023 based on Wall Street consensus estimates; for Masonite, pro forma Fleetwood contribution of $150mm revenue is included
2. Total addressable market sourced from Masonite's 2023 Investor Day materials
3. Total addressable market based on Owens Corning management estimate

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3 ENHANCES FINANCIAL PROFILE: $2.9B 2 PRO FORMA ADJUSTED EBITDA 5.4% 4.0% 5.1% $2.9b Synergies ($125mm) 1. Pro forma revenue based on 2023 Wall Street consensus estimates plus pro forma Fleetwood contribution of $150mm revenue 2. Pro forma adjusted EBITDA based on 2023 Wall Street consensus estimates plus pro forma Fleetwood contribution $35mm adjusted EBITDA; r un - rate pro forma adjusted EBITDA includes $125mm run - rate synergies and excludes costs to achieve 3. Pro forma based on 2023 Wall Street consensus estimates 10 OWENS CORNING MASONITE $12.6 b MASONITE OWENS CORNING PRO FORMA MASONITE OWENS CORNING PRO FORMA REVENUE 1 PRO FORMA ADJUSTED EBITDA 2 PRO FORMA CAPEX AS % OF SALES 3

3 DRIVING VALUE CREATION WITH COST SYNERGIES

~$125mm OF ACHIEVABLE RUN-RATE SYNERGIES



~$125mm
SOURCING AND SUPPLY CHAIN
SG&A

Expect to realize majority of synergies in year 2 post-close

UPSIDE OPPORTUNITIES

- Commercial execution
- Material science driven innovation
- Manufacturing efficiencies

RESULTING IN

~20%
ADJUSTED EBITDA MARGIN

ROIC[1] > WACC
BY END OF YEAR 3

1. Defined as management estimates of NOPAT including run-rate synergies and excluding incremental D&A from the acquisition divided by the total invested capital

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GENERATES STRONG FREE CASH FLOW NET - DEBT / EBITDA 12 Expect low double - digit percentage accretive to free cash flow after financing costs by end of 2025 3 DELEVERAGING THROUGH CASH FLOW GENERATION At Close (Expected Mid-2024) Year End 2024 WITHIN TARGET RANGE OF 2 - 3X ~2x FREE CASH FLOW ACCRETION 2 - 3x debt/EBITDA Deploy 4 - 5% of capital as a % of sales on productivity and organic growth investments Return 50% of free cash flow to shareholders over time REINFORCES CAPITAL ALLOCATION STRATEGY

TRANSACTION DETAILS 1. Based on broker consensus, pro forma for ~$35mm of adjusted EBITDA contribution from Fleetwood acquisition per Masonite publi c g uidance 13 PURCHASE PRICE • Owens Corning to acquire Masonite for $133.00 per share in cash • Represents a 38% premium to the closing share price on February 8, 2024 • Total enterprise value of ~$4b implying ~8.6x 2023E Adj. EBITDA 1 , or ~6.8x including synergies of ~$125mm FINANCING • Transaction to be funded with cash on hand and new debt financing • $3b of committed debt financing • Anticipated net - debt/EBITDA at close within 2 - 3x target range, reduced to ~2x by year - end 2024 • We anticipate financing approximately half of the purchase price with new permanent debt • Owens Corning remains committed to maintain its solid investment grade balance sheet FINANCIAL IMPACT AND SYNERGY OPPORTUNITY • Enhances Owens Corning’s scale, earnings and free cash flow generation • Annual cost synergy opportunity of ~$125mm from SG&A, sourcing, and supply chain savings TIMING AND CLOSING CONDITIONS • Anticipate transaction to close mid - 2024 • Conditions to close include Masonite shareholder vote, regulatory approvals and other customary closing conditions • Owens Corning will not require a shareholder vote

INITIATING STRATEGIC REVIEW OF GLASS REINFORCEMENTS BUSINESS Owens Corning initiating a strategic review process for glass reinforcement business Operates within Composites segment and is one of the largest providers of glass reinforcements for wind energy, infrastructure, industrial, transportation, and other consumer products ~$1.3b of revenue with EBITDA margins relatively consistent with the Composites segment Vertically integrated glass nonwovens business and recently acquired WearDeck business out of scope of review Will assess broad range of strategic alternatives 14

STRENGTHENING POSITION IN BUILDING AND CONSTRUCTION


OWENS CORNING
+

1. Expands Owens Corning's leadership position in branded residential building products

2. Creates scalable new growth platform leveraging combined commercial, operational, and innovation capabilities

3. Enhances Owens Corning's attractive financial profile

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ADDITIONAL INFORMATION

This communication relates to proposed transactions contemplated by the Arrangement Agreement (the "Agreement") by and among Owens Corning ("Owens Corning"), Masonite International Corporation ("Masonite") and MT Acquisition Co ULC (the "Transaction"). This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. In connection with the Transaction, Masonite expects to file with the SEC and furnish to its shareholders a proxy statement on Schedule 14A (the "Proxy Statement"), as well as other relevant documents regarding the Transaction. The information in the preliminary Proxy Statement will not be complete and may be changed. After filing its definitive Proxy Statement with the SEC, Masonite will mail its definitive Proxy Statement and a proxy card to Masonite's shareholders entitled to vote at a special meeting relating to the Transaction, seeking their approval of the respective Transaction-related proposals. The Proxy Statement will contain important information about the Transaction and related matters. This communication is not a substitute for the Proxy Statement Masonite may file with the SEC in connection with the Transaction.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF MASONITE ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT AND/OR OTHER DOCUMENTS IF AND WHEN THEY ARE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, IN CONNECTION WITH THE TRANSACTION, BECAUSE THESE DOCUMENTS CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT MASONITE, OWENS CORNING, THE TRANSACTION AND RELATED MATTERS. **Any definitive proxy statement (if and when available) will be mailed or otherwise made available to stockholders of Masonite.** Investors and security holders will be able to obtain free copies of these documents filed with the SEC when available without charge through the website maintained by the SEC at www.sec.gov or, in the case of documents filed by Masonite, by directing a request to Marcus Devlin, Director Investor Relations at investorrelations@masonite.com, or by calling 813-877-2726, or from Masonite's website https://investor.masonite.com, or, in the case of documents filed by Owens Corning, by contacting the investor relations department of Owens Corning:

One Owens Corning Parkway
Toledo, Ohio 43659
https://investor.owenscorning.com/investors

Investor Relations:
Amber Wohlfarth, Vice President, Investor Relations
419-248-5639 / Amber.Wohlfarth@owenscorning.com

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PARTICIPANTS IN THE SOLICITATION Masonite, Owens Corning and certain of their directors and executive officers may be deemed to be participants in the solicit ati on of proxies in respect of the Transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connectio n w ith the Transaction, including a description of their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the Proxy Statement and oth er relevant materials related to the Transaction if and when they are filed with the SEC. Information regarding Masonite’s directors and executive officers, their ownership of Masonite common shares, and Masonite’s tra nsactions with related parties is contained in the sections entitled “Proposal 1: Election of Directors,” “Security Ownership of Certain Beneficial Owners and Management,” and “Ce rtain Relationships and Related Party Transactions” included in Masonite’s proxy statement for the 2023 annual meeting of shareholders, which was filed with the SEC on March 29, 20 23 (and which is available at https://www.sec.gov/Archives/edgar/data/893691/000119312523083032/d326829ddef14a.htm ), in the sections entitled “Directors, Executive Officers and Corporate Governance” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” included in Masonite’s A nnu al Report on Form 10 - K for the year ended January 1, 2023, which was filed with the SEC on February 28, 2023 (and which is available at https://www.sec.gov/Archives/edgar/data/893691/000089369123000013/door - 20230101.htm ), and in Masonite’s Current Report on Form 8 - K filed with the SEC on May 12, 2023 (and which is available at https://www.sec.gov//Archives/edgar/data/893691/000089369123000037/door - 20230511.htm ). To the extent holdings of Masonite securities by the directors and executive officers of Masonite have changed from the amounts of securities of Masonite held by such persons as reflected therein, such changes h ave been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents can be obtained free of charge from the sources indicated above. Information regarding the directors and executive officers of Owens Corning is contained in the sections entitled “Informatio n C oncerning Directors” and “Security Ownership of Executive Officers and Directors” included in Owens Corning’s proxy statement for its 2023 annual meeting of stockholders, fi led with the SEC on March 9, 2023 (and which is available at https://www.sec.gov/Archives/edgar/data/1370946/000119312523066160/d397228ddef14a.htm ), in the section entitled “Information About Our Executive Officers” included in Owens Corning’s Annual Report on Form 10 - K for the year ended December 31, 2022, which was filed with the SEC on February 15, 20 23 (and which is available at https://www.sec.gov/Archives/edgar/data/1370946/000137094623000010/oc - 20221231.htm ), in Owen Corning’s Form 8 - K filed on August 24, 2023 (and which is available at https://www.sec.gov/Archives/edgar/data/1370946/000119312523220160/d541239d8k.htm ) and in Owen Corning’s Form 8 - K filed on August 8, 2023 (and which is available at https://www.sec.gov/Archives/edgar/data/1370946/000119312523206275/d495928d8k.htm ). To the extent holdings of Owens Corning securities by the directors and executive officers of Owens Corning have changed from the amounts of securities of Owens Corning held by such persons as reflected ther ein , such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents can be obtained free of charge from the sourc es indicated above. . 17 THE PINK PANTHER Ӵ & © 1964 - 2024 Metro - Goldwyn - Mayer Studios Inc. All Rights Reserved. © 2024 Owens Corning. All Rights Reserved.